Supplement dated November 12, 2014 to

Statement of Additional Information dated March 1, 2014

The Victory Institutional Funds

This Statement of Additional Information (“SAI”) is being revised as follows to reflect the appointment of two new Trustees to the Board of Trustees, effective October 31, 2014.  Accordingly, the following information is added to the tables and information under the SAI section MANAGEMENT OF THE TRUST:

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Thomas D. Eckert, 67	Trustee	October 2014

Retired (since 10/14); Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (9/11 to 10/14); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).

NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Trustee, Munder Series Trust (2/93 - 10/14) (11 portfolios)

Thomas P. Lemke, 60	Trustee	October 2014	Retired (since 4/13); Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).

AXA Premier VIP Trust (36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (4 portfolios) (since 5/14); Munder Series Trust (1/14-10/14) (11 portfolios)

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  Thomas D. Eckert. Mr. Eckert was the President and Chief Executive Officer of Capital Automotive Real Estate Services, Inc., a real estate investment operating company specializing in retail automotive properties. Mr. Eckert’s strategic planning, organizational and leadership skills combined with his previous position as Chairman and Trustee of the Munder Funds Board will help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

•                  Thomas P. Lemke. Mr. Lemke has extensive experience in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency. In addition, Mr. Lemke has a background in controls, including legal, compliance, risk management, and served as general counsel for several financial services firms. The Board believes that Mr. Lemke’s broad and diverse industry experience combined with his previous position as Trustee with the Munder Funds Board will allow him to provide the Board with significant insight into the regulatory and control requirements to which the fund industry is subject and assist the Board in carrying out its oversight responsibilities.

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2013. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of January 31, 2014, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the Fund.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex. The Board Chair will be paid an additional retainer of $66,000 per year. The Board reserves the right to award reasonable compensation to any Interested Trustee. The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2013. As of October 31, 2013, there were 16 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014.

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